UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 29, 2020

Hudson Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

PO Box 1541, 1 Blue Hill Plaza, Pearl River, New York	10965
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HDSN	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

See Item 5.02 below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 29, 2020, the Board of Directors of Hudson Technologies, Inc. (the “Company”) authorized the termination, effective July 31, 2020, of Ryan A. Maupin, the Company’s Chief Restructuring Officer, due to the achievement of certain performance targets described below.

Mr. Maupin had been appointed as Chief Restructuring Officer in January 2020 in accordance with the terms of the Fourth Amendment to the Term Loan Credit and Security Agreement dated as of October 10, 2017, as amended, by and among Hudson Technologies Company, Hudson Holdings, Inc., Aspen Refrigerants, Inc. (collectively, the “Borrowers”), the Company, the other credit parties thereto (collectively, the “Credit Parties”), the financial institutions party thereto as lenders, and U.S. Bank National Association, as collateral and administrative agent for the lenders (the “Credit Agreement”).

Pursuant to Section 6.17 of the Credit Agreement, the Credit Parties could elect to terminate the Chief Restructuring Officer upon notice to the lenders if, following the Chief Restructuring Officer’s retention, (i) the Borrowers’ LTM Adjusted EBITDA (as defined in the Credit Agreement) exceeds the greater of (x) 105% of the minimum LTM Adjusted EBITDA under the Credit Agreement and (y) $9.55 million (the greater of (x) or (y) being the “Required EBITDA Threshold”) for two consecutive quarterly reporting periods and (ii) no Default or Event of Default (each as defined in the Credit Agreement) has occurred and is continuing as of such date. The Company has reasonably determined that the Required EBITDA Threshold and other conditions pursuant to the Credit Agreement have been met and that the services of the Chief Restructuring Officer were no longer needed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2020

HUDSON TECHNOLOGIES, INC.

By:	/s/ Nat Krishnamurti
Name:	Nat Krishnamurti
Title:	Chief Financial Officer & Secretary

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